Gaming Promotion Partnership Agreement

(Brief summary translation for reference only)

Parties:

Chan Yan Hung, a natural person gaming promoter (Promoter No. I111) (“Party A”)

Lam Chou In, a Macau permanent resident (Resident ID No. 5062723(1)) (“Party B”)

Whereas,

A) Party A has entered into a gaming promotion Agreement with SJM Holdings Limited (hereinafter, “SJM”), a company authorized to operate casino games of fortune and other games of chance in casinos, under the terms of a concession granted by the government of the Macau Special Administrative Region. Pursuant to the said Agreement, Party A is engaged for promoting, and attracting visitors to, the VIP Room of Le Royal Arc (“L’Arc”) Casino in Macau operated by SJM.

B) Party A is a licensed gaming promoter with the right to engage in its business with the collaborators ; the said right is provided in Article 17 of Administrative Regulations No. 6/2000 (“RA 6/2002”) promulgated on April 1, 2002 by the government.

C) The parties hereto agree to have Party B as Party A’s collaborator and will, for this purpose, file with Gaming Inspection Bureau for approval of having Party B as Party A’s collaborator in accordance with Article 17 of RA 6/2002.

The parties hereto have entered into agreement as follows:

1.	The parties hereto agree to enter into this Agreement in accordance with Article 17 of RA 6/2002.

2.	Upon execution of this Agreement, Party B must immediately provide to Party A all documents as required by Article 17(2) of RA 6/2002, so that Party B can be approved by Gaming Inspection Bureau to be Party A’s collaborator.

3.	The term of this Agreement is one year, from January 1, 2014 to December 31, 2014.
3.1	This Agreement will become ineffective upon expiry of the term, and the two parties must negotiate terms and conditions and enter into an agreement separately.
3.2	During the effective period of this agreement, both of Party A and Party B have the right to terminate this Agreement by notifying the other party in writing 3 months in advance.
3.3	If the promotion agreement between Party A and SJM is terminated, this Agreement is also terminated and Party B shall not be entitled to any compensation.

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4.	Party B will be a collaborator of the Oriental VIP Room (“VIP Room”), located in the profit-sharing gaming hall of L’Arc Casino Macau, with 6 gaming tables; if Party B desires to suggest any amendments to this provision, Party B must notify Party A in writing at least 15 days in advance, and such amendment should not become effective until the approval obtained from Party A, SJM and Gaming Inspection Bureau.

5.	Party A and Party B agree to use the following commission calculation method (Proposal 1):
5.1	Party B must pay Party A in the amount of HK$550,000.00 per gaming table each month.
5.2	Party A pays Party B 55% of the gross income from the gaming tables in the VIP Room each month as commission.
5.3	If the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 55% of the gross loss as compensation.

6.	Party A promises to pay Party B the aforementioned commission, after taxes, within 5 business days from the month end.

7.	Party A will conduct evaluation of the performance of the VIP Room every 3 months; if the average monthly amount for each gaming table of cash chips converted from non-negotiable chips is less than HK$350,000,000.00, Party A shall have the right to unilaterally amend the number of gaming table specified in article 4 herein or terminate this Agreement.

8.	Party A will pay Party B a bonus based on the following conditions:
a)	If the monthly amount for each table of cash chips converted from non-negotiable chips reaches HK$500,000,000.00 or the win rate reaches 2.95% (the amount of cash chips converted from non-negotiable chips must not less than HK$350,000,000.00), Party A will pay Party B a bonus of HK$50,000 per gaming table.
b)	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips reaches HK$600,000,000.00, Party A will pay to Party B a bonus of HK$100,000 per gaming table.

9.	Before the end of the 6th month after this Agreement becomes effective, Party B may request, by notifying Party A in writing 30 days in advance, to change to the other commission calculation method specified in Appendix 1; such change should not become effective until the approval obtained from Party A, SJM and Gaming Inspection Bureau.

10.	Party B covenants to Party A that Party B will fulfill its obligations hereunder, and specifically for the obligation for compensation mentioned above, Party B hereby delivers a check in the amount of HK$ 20,000,000 to be used by Party A in the event that Party B fails to pay such compensation.

11.	Party B covenants to Party A that Party B will abide by all laws and regulations in Macau and follow all legal regulations required by Gaming Inspection Bureau, including but not limited to filing all required documents with the government.

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12.	If Party A enters into new agreement with SJM, Party A shall have the right to amend the provisions herein and Party A must immediately notify Party B and, upon mutual consent Party A and Party B will follow such amended provisions.

13.	Party A shall have no responsibility with respect to any commitments made by Party B to any third party, including any agreement, or any deposit or loan contract, made by Party B with any customer of the casino.

14.	The parties hereto agree to maintain confidential the terms and conditions herein and other economic, financial, technical or other information in connection herewith, except when any disclosure is required by Gaming Inspection Bureau, the Stock Exchange of Hong Kong or other competent authorities.

15.	Any imperfect provisions herein, if any, may be resolved through consultation between the parties hereto. If such consultation fails, they should be resolved by following the law in the Macau Special Administrative Region.

16.	This Agreement is governed by and interpreted in accordance with law in the Macau Special Administrative Region and will appeal to the court of the Macau Special Administrative Region as the final authority for any dispute resolution.

Party A:	/s/ Chan Yan Hung

Party B:	/s/ Lam Chou In

Witness:	/s/ TAN Sok Fan

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Appendix 1

Proposal 2

1.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is HK$470,000,001.00 or more, Party A agrees to pay to Party B each month 50% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 50% of the gross loss as compensation.

2.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$450,000,001.00 to HK$470,000,000.00, Party A agrees to pay Party B each month 49.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 49.5% of the gross loss as compensation.

3.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$43,000,001.00 to HK$450,000,000.00, Party A agrees to pay Party B each month 49% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 49% of the gross loss as compensation.

4.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$410,000,001.00 to HK$430,000,000.00, Party A agrees to pay Party B each month 48.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 48.5% of the gross loss as compensation.

5.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$390,000,001.00 to HK$410,000,000.00, Party A agrees to pay Party B each month 48% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 48% of the gross loss as compensation.

6.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$370,000,001.00 to HK$390,000,000.00, Party A agrees to pay Party B each month 47.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 47.5% of the gross loss as compensation.

7.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$350,000,001.00 to HK$370,000,000.00, Party A agrees to pay Party B each month 47% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 47% of the gross loss as compensation.

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8.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$330,000,001.00 to HK$350,000,000.00, Party A agrees to pay Party B each month 46.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 46.5% of the gross loss as compensation.

9.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$310,000,001.00 to HK$330,000,000.00, Party A agrees to pay Party B each month 46% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 46% of the gross loss as compensation.

10.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$290,000,001.00 to HK$310,000,000.00, Party A agrees to pay Party B each month 45.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 45.5% of the gross loss as compensation.

11.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$270,000,001.00 to HK$290,000,000.00, Party A agrees to pay Party B each month 45% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 45% of the gross loss as compensation.

12.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$250,000,001.00 to HK$270,000,000.00, Party A agrees to pay Party B each month 44.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 44.5% of the gross loss as compensation.

13.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$230,000,001.00 to HK$250,000,000.00, Party A agrees to pay Party B each month 44% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 44% of the gross loss as compensation.

14.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$210,000,001.00 to HK$230,000,000.00, Party A agrees to pay Party B each month 43.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 43.5% of the gross loss as compensation.

15.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$190,000,001.00 to HK$210,000,000.00, Party A agrees to pay Party B each month 43% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 43% of the gross loss as compensation.

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16.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$170,000,001.00 to HK$190,000,000.00, Party A agrees to pay Party B each month 42.5% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 42.5% of the gross loss as compensation.

17.	If the monthly amount for each gaming table of cash chips converted from non-negotiable chips is from HK$150,000,001.00 to HK$170,000,000.00, Party A agrees to pay Party B each month 42% of the gross income from each gaming table in the VIP Room as commission; if the VIP Room suffers a loss, Party A shall have the right to demand that Party B pay 42% of the gross loss as compensation.

18.	Party A will evaluate the revenue of the VIP Room once a quarter; if the average monthly amount for each gaming table of cash chips converted from non-negotiable chips is less than HK$150,000,000.00, Party B must revert back to Proposal 1 as the commission calculation method with no further objection.

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